EXHIBIT 99.1

News Release

Phoenix Education Partners to Acquire Fuel50,
Advancing the Future of Workforce Transformation

Acquisition accelerates Fuel50's capabilities and its reach with enterprise employers,

as workforce intelligence becomes central to the AI-enabled workplace

Phoenix, September 17, 2026 — Phoenix Education Partners, Inc. (“Phoenix Education” or the “Company”) (NYSE: PXED) today announced that it has entered into a definitive agreement to acquire Fuel50, Inc., an AI-powered workforce transformation platform.

As AI transforms roles across industries, employers are navigating rapid changes in workforce skills and talent needs. Fuel50 brings workforce intelligence, talent marketplace and workforce planning capabilities, while Phoenix Education brings a commitment to workforce development and helping people build capabilities for the future of work. Together, the companies share a vision for connecting workforce intelligence, career-relevant skills and talent mobility in an AI-enabled workplace.

For Fuel50, the acquisition accelerates the next stage of its work with enterprise customers. Following completion of the transaction, Fuel50 will continue operating under its own brand. With the same focus that has built its platform to date, and in combination with Phoenix Education, Fuel50 is positioned to:

  Advance AI-powered workforce intelligence to help employers understand workforce capabilities and anticipate and prioritize future skill needs
  Accelerate talent mobility and workforce transformation through career pathways, upskilling, reskilling and personalized development
  Extend its impact with enterprise employers as they navigate changing workforce needs

“The pace of change in the workplace is accelerating, particularly as AI reshapes how work gets done and the skills organizations need to compete,” said Chris Lynne, Chief Executive Officer of Phoenix Education Partners. “Fuel50 has built an impressive platform, deep workforce expertise and a compelling vision for helping employers understand changing skill needs and develop and mobilize talent. We believe strongly in Fuel50’s future and are excited to support its continued innovation and to help extend its impact with employers navigating workforce transformation.”

Fuel50 combines AI, workforce data, people science, and future-of-work technology across its platform. Its Workforce Intelligence suite provides actionable insights into workforce skills and evolving talent needs to inform workforce planning and talent decisions, while its Talent Marketplace connects employees with career pathways, roles and development opportunities that support upskilling, reskilling and internal mobility. Underpinning the platform is an enterprise-grade ontology of more than 5,000 skills, designed to integrate with existing enterprise technology environments.

“Fuel50 was founded on the belief that people should be able to see their potential and organizations should be able to see the capability already inside their workforce,” said Anne Fulton, Co-founder and Chief Executive Officer of Fuel50. “AI makes that mission more urgent. Organizations now need to understand not only the skills they have, but how work itself is changing and what their people will need next. This combination creates an opportunity to connect workforce intelligence with workforce development at much greater scale. We look forward to joining with Phoenix Education Partners to bring together complementary strengths around understanding workforce capability and developing the people who will deliver the work of the future.”

The acquisition also advances Phoenix Education’s broader strategy at the intersection of skills, work and career opportunity. As the parent company of The University of Phoenix, Inc., Phoenix Education has significant experience serving working adults and employers through the University’s long-standing focus on career-relevant, skills-aligned education. Over time, working together, there are opportunities to more deeply connect workforce insights, learning, and career mobility in ways that create value for working adults and employers.

Following closing, Fuel50 is expected to continue operating as a distinct business within Phoenix Education under its own brand and will continue serving its enterprise customers. It is anticipated to be led by Jo Mills, Co-founder and President of Fuel50, who is expected to assume the role of Fuel50’s Chief Executive Officer following the close of the transaction. The teams will continue to explore how the respective capabilities can complement one another.

The transaction is expected to close within 30 days, subject to customary closing conditions, including receipt of required Fuel50 stockholder approvals and satisfaction or waiver of other closing conditions. Macquarie Capital served as exclusive financial advisor to Fuel50 on the transaction.

About Phoenix Education Partners, Inc.

Phoenix Education Partners, Inc. is the parent company of The University of Phoenix, Inc., a pioneer in online education for working adults. Founded in 1976, University of Phoenix provides access to higher education opportunities that enable students to develop the knowledge and skills necessary to achieve their professional goals, improve the performance of their organizations and provide leadership and service to their communities. For more information, visit phoenixeducationpartners.com.

About The University of Phoenix, Inc.

University of Phoenix is Built for Real Life. 50 Years Strong. The University innovates to help working adults enhance their careers and develop skills in a rapidly changing world through flexible online learning, relevant courses, academic AI pillars and skills-mapped curriculum for associate, bachelor’s and master’s degree programs. Active students and alumni have access to Career Services for Life® resources, including career guidance and tools. For more information, visit phoenix.edu.

About Fuel50, Inc.

Fuel50 is the Workforce Transformation Platform that helps enterprises understand, activate and evolve their talent from the inside out. Purpose-built for workforce transformation, Fuel50 provides the intelligence to see workforce capability, gaps, aspirations and internal potential — and the activation system to move employees into the roles, projects, learning, mentoring and career pathways the business needs next. With Fuel50, organizations can reinvent, redeploy, retain and reactivate talent at scale, reducing dependency on external hiring and disruptive restructuring while keeping the people who make transformation possible. Fuel50 partners with leading enterprises to build more agile, resilient and future-ready workforces. For more information, visit fuel50.com.

Forward-Looking Statements

This press release contains, and oral statements made from time to time by representatives of the Company may contain, forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding the proposed acquisition of Fuel50, the expected timing and completion of the acquisition and the anticipated benefits of the acquisition, are forward-looking statements.

These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Important factors that could cause our results to vary from expectations include, but are not limited to: our ability to successfully complete the proposed acquisition of Fuel50 on the anticipated timeline or at all; our ability to successfully integrate Fuel50 and realize the anticipated benefits of the acquisition; the risk that the closing conditions to the acquisition may not be satisfied; unexpected costs, charges or expenses resulting from the acquisition; the potential impact of the announcement or consummation of the acquisition on relationships with third parties, including customers, employees, and business partners; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

These forward-looking statements are based on assumptions and subject to risks and uncertainties. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. We anticipate that subsequent events and developments will cause our views to change. This press release should be read completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Phoenix Education Partners

Media

Andrea Smiley

MediaRelations@phoenixeducationpartners.com

Investor Relations

Beth Coronelli

InvestorRelations@phoenixeducationpartners.com

Fuel50

Media

marketing@fuel50.com

Investor Relations

investors@fuel50.com